UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                             FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                        February 11, 2000


                     FAR EAST VENTURES, INC.
      (Exact name of registrant as specified in its charter)



Nevada                      000-24885                  88-0378451
(State of other       (Commission File No.)         (IRS Employer
jurisdiction of                               Identification No.)
incorporation)


3960 Howard Hughes Parkway, 5th Floor, Las Vegas, Nevada    89109
(Address of principal executive offices)               (Zip Code)


                          (702) 990-3600
       (Registrant's telephone number, including area code)

                      Registrant's Attorney:
                     Warren J. Soloski, Esq.
               11300 West Olympic Blvd., Suite 800,
                      Los Angeles, CA 90064
                          (310) 477-9742


  4771 Sweetwater Boulevard, Suite 125, Sugarland, Texas  77479
  (Former name or former address, if changed since last report.)


                This Report Consists of  2  Pages

Item 1  Changes in Control of Registrant

     Not Applicable.

Item 2  Acquisition on Disposition of Assets

     Not Applicable.


Item 3  Bankruptcy or Receivership

     Not Applicable.


Item 4  Changes in Registrant's Certifying Accountant

     Not Applicable.


Item 5  Other Events

     The Registrant has entered into a financial advisor agreement with Chanin Capital LLC to provide financing up to $100,000,000 aggregate principal amount for use by the Registrant in connection with its acquisitions.


Item 6  Resignations of Registrant's Directors

     Not Applicable.


Item 7  Financial Statement and Exhibits

     Not Applicable.


Item 8  Supplementary Information

     Not Applicable.



                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Far East Ventures, Inc.
                                   (Registrant)



Dated:  February 11, 2000          By: /s/
                                   Fred Bilawey
                                   CEO/Director